Exhibit 99.2

Compensation Arrangements with Outside Directors

In September 2019, the Board of Directors and its Compensation Committee conducted their annual review of non-management (outside) director compensation and approved no change in the annual retainer or committee chairperson fees.

Accordingly, outside directors continue to be paid an annual retainer of $132,000. Chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees are paid an additional annual fee of $15,000. The Audit Committee chairperson is paid an additional annual fee of $25,000. In addition, each outside director who was elected at FedEx’s 2019 annual meeting received a stock option for 5,325 shares of FedEx common stock. Outside directors may elect to receive their annual retainer in all cash, all shares or 50% in cash and 50% in shares.

Any outside director who is elected to the Board after the 2019 annual meeting will receive the applicable pro rata portion of the annual retainer and stock option grant in connection with his or her election.

In response to a stockholder demand letter, a special committee has been formed. Members of the special committee are paid $2,000 for each in-person meeting attended and $1,500 for each telephonic meeting attended.

The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues between $25 billion and $100 billion (this year’s comparison group included 96 companies, which are listed on Appendix A attached hereto, and was based on proxy statement data provided by a third-party compensation data provider). Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Appendix A

3M Company

Abbott Laboratories

AbbVie Inc.

Accenture plc

Albertsons Companies, Inc.

Alimentation Couche-Tard Inc.

The Allstate Corporation

Altria Group, Inc.

American Airlines Group Inc.

American Express Company

American International Group, Inc.

Anheuser-Busch InBev SA/NV

Anthem, Inc.

Archer-Daniels-Midland Company

Arrow Electronics, Inc.

Bank of America Corporation

Bestbuy Co., Inc.

BHP Group Limited

Centene Corporation

Charter Communications, Inc.

CHS Inc.

Chubb Limited

CIGNA Corporation

Cisco Systems, Inc.

Citigroup Inc.

The Coca-Cola Company

ConocoPhillips

Danone SA

Deere & Company

Dell Technologies Inc.

Delta Air Lines, Inc.

Dollar General Corporation

Enbridge Inc.

Energy Transfer L.P.

Enterprise Products Partners L.P.

Exelon Corporation

Facebook, Inc.

Flex Ltd.

General Dynamics Corporation

The Goldman Sachs Group, Inc.

HCA Healthcare, Inc.

Hewlett Packard Enterprise Company

Honeywell International Inc.

HP Inc.

Humana Inc.

Intel Corporation

International Business Machines Corporation

INTL FCStone Inc.

Johnson & Johnson

Johnson Controls International plc

Lenovo Group Ltd.

Loblaw Companies Limited

Lockheed Martin Corporation

Lowe’s Companies, Inc.

LyondellBasell Industries N.V.

Marathon Petroleum Corporation

Medtronic Public Limited Company

Merck & Co., Inc.

MetLife, Inc.

Micron Technology Inc.

Mondelez International, Inc.

Morgan Stanley

Nestlé S.A.

NIKE, Inc.

Northrop Grumman Corporation

Nucor Corporation

Oracle Corporation

PBF Energy Inc.

PepsiCo, Inc.

Pfizer Inc.

Philip Morris International Inc.

Plains All American Pipeline, L.P.

The Proctor & Gamble Company

The Progressive Corporation

Prudential Financial, Inc.

Publix Super Markets, Inc.

Raytheon Company

Roche Holding AG

Royal Bank of Canada

Schlumberger N.V.

Sprint Corporation

Sysco Corporation

Target Corporation

Tech Data Corporation

The TJX Companies, Inc.

T-Mobile US, Inc.

The Travelers Companies, Inc.

Twenty-First Century Fox, Inc.

Tyson Foods, Inc.

Unilever N.V.

United Airlines Holdings, Inc.

United Parcel Service, Inc.

United Technologies Corporation

Vodafone Group Public Limited Company

The Walt Disney Company

Wells Fargo & Company